SCHEDULE 14C

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[X] Preliminary Information Statement
[   ] Confidential, for use of the Commission only as permitted by
      Rule 14c-6(e)(2)
[   ] Definitive Information Statement


                           650 HIGH INCOME FUND, INC.
                (Name of Registrant as Specified in Its Charter)


Payment of filing fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[ ] Fee paid with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

                           650 HIGH INCOME FUND, INC.
              (formerly the Hyperion Brookfield Income Fund, Inc.)

                         650 Madison Avenue, 19th Floor
                            New York, New York 10022
                                 (212) 558-2000

                 NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT
                                ON JUNE 21, 2010

To our Stockholders:

         We are furnishing the attached Information Statement to the holders of Common Stock of 650 High Income Fund, Inc., formerly Hyperion Brookfield Income Fund, Inc., a Maryland corporation (the "Company"). The purpose of the Information Statement is to notify stockholders that the board of directors of the Company (the "Board"), and GMAM Group Pension Trust I ("GMAM I") and Group Pension Trust III ("GMAM III"), stockholders representing a majority of the voting power of the Company's outstanding shares of Common Stock, have taken action to appoint Six50 Capital Management LLC ("Six50 Capital") as the new adviser for the Company (the "Adviser Changes"). In order to comply with Rule 14c-2 of the Securities Exchange Act of 1934, the Adviser Changes will become effective as of 12:01 a.m. Eastern Daylight Time on August 1, 2010.

         As discussed in more detail in the Information Statement, on January 26, 2010, the Company received a letter dated January 7, 2010 from GMAM III, the majority stockholder in the Company, requesting certain management and adviser changes for the Company. Following discussions between officers and directors of the Company and representatives of GMAM III, the Board, by written consent effective as of May 1, 2010, and ratified by telephonic meeting on May 14, 2010, appointed Six50 Capital to serve as interim investment adviser to the Company pursuant to an Interim Investment Advisory Agreement between the Company and Six50 Capital. The duration of Interim Investment Advisory may not exceed 150 days pursuant to Rule 15a-4 under the Investment Company Act of 1940, and is effective as of 12:01 Eastern Daylight Time on May 1, 2010.

         Pursuant to the Company's Articles of Incorporation and requirements of the Investment Company Act of 1940, the Company's stockholders representing a majority of the voting power of the Company's outstanding shares of Common Stock may vote to appoint a new investment adviser, so long as such a vote is accompanied by the vote of a majority of directors who are not parties or interested persons of any party to the advisory contract and the directors' vote is cast in person at a meeting called for the purpose of voting on such approval.

         The enclosed Information Statement is being furnished to inform you that the foregoing action has been approved by stockholders representing a majority of the voting power of our outstanding shares of Common Stock as well as a majority of the Company's disinterested directors. The Board is not soliciting your proxy or consent in connection with the Adviser Changes. Pursuant to the regulations of the Securities and Exchange Commission (the "Commission"), this Information Statement must be sent to stockholders at least 20 calendar days prior to the earliest date on which the Adviser Changes may take effect. You are urged to read the Information Statement in its entirety for a description of the action taken by certain stockholders representing a majority of the voting power of our outstanding shares of Common Stock.

         The Information Statement is being mailed on or about July __, 2010 to stockholders of record as of June 21, 2010, the record date for determining our stockholders eligible to consent in writing to the Adviser Changes and entitled to notice of the Adviser Changes.

     THIS IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     THIS IS NOT A NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

                                                 Sincerely,

                                                 /s/ Clifford E. Lai
                                                ----------------------
                                                 President

          IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE COMPANY'S
                              INFORMATION STATEMENT

       The Company's Information Statement is available on the Internet at
                             [http://               ]

                           650 HIGH INCOME FUND, INC.
              (formerly the Hyperion Brookfield Income Fund, Inc.)

                         650 Madison Avenue, 19th Floor
                            New York, New York 10022
                                 (212) 558-2000

                              INFORMATION STATEMENT
                                  ------------

We Are Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy


I.       Introduction

         We are sending you this Information Statement to notify you that GMAM I and GMAM III, stockholders representing a majority of the voting power of the Company's outstanding shares of Common Stock, delivered written consent to the Company on June 21, 2010 to appoint Six50 Capital Management LLC ("Six50 Capital") as the new adviser for the Company. Six50 Capital had served as interim investment adviser as of May 1, 2010, after the previous investment advisory agreement with Brookfield Investment Management Inc. ("Brookfield") had expired as of that date. A copy of the stockholders' written consent is attached hereto as Annex A.

         Prior to May 1, 2010, Brookfield was the investment adviser to the Company pursuant to an Investment Advisory Agreement, dated April 28, 2005, by and between Brookfield and the Company (the "Previous Advisory Agreement"). Because the Previous Advisory Agreement expired by its own terms as of May 1, 2010 and was not renewed, Brookfield no longer served as adviser to the Company as of that date. By unanimous written consent of the Board of Directors of the Company, the Directors (including the Directors who are not "interested persons" of the Company or the adviser (as that term is defined in the 1940
Act)("Disinterested Directors")) approved an interim investment advisory agreement between the Company and Six50 Capital to be effective as of May 1, 2010 (the "Interim Advisory Agreement"). The Directors ratified this action at a telephonic board meeting held May 14, 2010. The Interim Advisory Agreement had a term of the earlier of 150 days or the date on which a new advisory agreement is entered into. The Board subsequently approved a new investment advisory agreement with respect to the Company on June 9, 2010 (the "New Advisory Agreement"). The New Advisory Agreement will go into effect on August 1, 2010. As discussed below, the New Advisory Agreement is the same in all material respects to the Previous Advisory Agreement and the Interim Advisory Agreement, except for the adviser and the effective date and term of the Agreement.
A copy of the New Advisory Agreement is attached hereto as Annex B.

         THERE IS NO INCREASE IN THE ADVISORY FEES PAID BY THE COMPANY AS A RESULT OF THE NEW ADVISORY AGREEMENT.

         As a result of the approval of the Interim Advisory Agreement, effective May 1, 2010, Six50 Capital replaced Brookfield as the adviser to the Company. Effective as of April 30, 2010, the name of the Company changed to "650 High Income Fund, Inc."

II.      The Previous, Interim and New Advisory Agreements

         The Previous Advisory Agreement

         Brookfield acted as investment adviser to the Company since April 28, 2005, pursuant to the Previous Advisory Agreement between Brookfield and the Company as of that date, last approved by the shareholders of the Company on April 19, 2005. The Board, including a majority of the Disinterested Directors, last renewed the Previous Advisory Agreement at a meeting held on March 26, 2009.

         The Previous Advisory Agreement provided that it would remain in effect for an initial two-year term and would continue in full force and effect for successive periods of one year thereafter only so long as the Board of Directors, including a majority of the Disinterested Directors, specifically approved its continuance at least annually. The Previous Advisory Agreement could be terminated at any time, without the payment of any penalty, by the Board of Directors, including a majority of the Disinterested Directors, or by the vote of a majority of the outstanding voting securities of the Company, upon sixty days' prior written notice to the adviser, or by the adviser upon ninety days' prior written notice to the Company. The Previous Advisory Agreement also terminated automatically in the event of its assignment.

         The Previous Advisory Agreement also generally provided that, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the Agreement on the part of the adviser, the adviser would not be liable for any act or omission in the course of, or connected with, rendering services under the Advisory Agreement.

         Under the Previous Advisory Agreement, the Company paid Brookfield a monthly fee at an annual rate of 0.50% of the Company's average weekly net assets. Brookfield also agreed to either waive or reimburse ongoing expenses of the Company to the extent that such expenses exceeded 0.75% of average daily net assets per annum. For the fiscal year ended July 31, 2009, the Company paid Brookfield $296,488 in investment advisory fees, of which Brookfield waived $274,424 of its fees.

         Brookfield also provided administrative services to the Company under an Administration Agreement. For the fiscal year ended July 31, 2009, the Company paid Brookfield $88,946 in administration fees.

                  The Interim Advisory Agreement

          The terms of the Interim Advisory Agreement were the same in all material respects as those of the Previous Advisory Agreement, except for the identity of the adviser and the effective date and term. The Interim Advisory Agreement provided that it would remain in effect for no greater than 150 days or until the date on which a new Investment Advisory Agreement takes effect. The Interim Advisory Agreement could be terminated at any time, without the payment of any penalty, by the Board of Directors, including a majority of the Disinterested Director, or by the vote of a majority of the outstanding voting securities of the Company, upon ten days' prior written notice to the Adviser. The Interim Advisory Agreement also terminated automatically in the event of its assignment.

          The Interim Advisory Agreement was approved by the Board of Directors by unanimous consent with an effective date as of May 1, 2010. The Board then ratified the Interim Advisory Agreement at a telephonic board meeting held May 14, 2010.

                  The New Advisory Agreement

          The terms of the New Advisory Agreement are the same in all material respects as those of the Previous Advisory Agreement, except for the identity of the adviser, the effective date and term. The New Advisory Agreement provides that it will remain in effect for a period of two years and thereafter for successive periods of one year only so long as the Board of Directors, including a majority of the Disinterested Directors, specifically approves its continuance at least annually. The Previous Advisory Agreement's initial term was also for a period of two years from its effective date. Like the Previous Advisory Agreement, the New Advisory Agreement can be terminated at any time, without the payment of any penalty, by the Board of Directors, including a majority of the Disinterested Directors, or by the vote of a majority of the outstanding voting securities of the Company, upon sixty days' prior written notice to the adviser, or by the adviser upon ninety days' prior written notice to the Company, or upon shorter notice as mutually agreed upon. The New Advisory Agreement also terminates automatically in the event of its assignment.

          The New Advisory Agreement also generally provides that, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the Agreement on the part of the adviser, the adviser will not be liable for any act or omission in the course of, or connected with, rendering services under the Advisory Agreement.

          Advisory Fee

          Under the New Advisory Agreement, the Company pays an advisory fee to Six50 Capital at an annual rate of 0.50% of the Company's average weekly net assets. Six50 Capital has agreed to either waive or reimburse the ongoing expenses of the Company to the extent that such expenses exceed 0.65% of average daily net assets per annum. There is no increase in the management fees paid by the Company as a result of the advisory fees paid under the New Advisory Agreement.

          Effective Date

          The New Advisory Agreement was approved by the Board of Directors, including by a separate vote, the Disinterested Directors, at a meeting on June 9, 2010, and by written consent dated June 21, 2010, of the stockholders representing a majority of the voting power of the Company's outstanding shares of Common Stock. Its effective date will be as of August 1, 2010.

III.     Board Considerations

         At a meeting of the Board of Directors of the Company held on June 9, 2010, the Board of Directors, including the Disinterested Directors, approved the proposal to appoint Six50 Capital as the adviser for the Company.

         The Board of Directors approved the New Advisory Agreement between the Company and Six50 Capital based on a number of factors relating to Six50 Capital's ability to perform under the New Advisory Agreement. These factors included: Six50 Capital's management style; Six50 Capital's current level of staffing and its overall resources; Six50 Capital's financial condition; and Six50 Capital's compliance systems and any disciplinary history. The Disinterested Directors were advised by independent legal counsel throughout the process.

         The Board gave substantial consideration to the fees payable under the New Advisory Agreement. In this connection, the Board evaluated Six50 Capital's estimated costs and profitability (to the extent practicable) in serving as adviser to the Company, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees to be paid to Six50 Capital in light of fees paid to other investment advisers by comparable funds and the method of computing the Adviser's fee. The Board noted that the advisory fee under the New Advisory Agreement is unchanged from the advisory fee paid under the Previous Advisory Agreement and the Interim Advisory Agreement, but the Company's total expenses could be less because the Adviser has agreed to waive or reimburse the ongoing expenses of the Company to the extent that such expenses exceed 0.65% of average daily net assets.

         After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by Six50 Capital, the Board concluded that the fee to be paid the Adviser with respect to the Company was fair and reasonable.

         In approving the New Advisory Agreement, the Board reviewed the Company's performance record and Six50 Capital's management style and performance record with comparable funds, to the extent it was available. The Board determined that because Six50 Capital is a new investment adviser, its performance record with comparable funds was not a significant factor in the Directors' consideration at this time.

         In considering the profitability to Six50 Capital of its relationship with the Company, the Board noted that the fees under the New Advisory Agreement were unchanged from the advisory fees paid under the Previous Advisory Agreement. The Board also received projections from Six50 Capital that it was unlikely to make a profit from the New Advisory Agreement during the first year. Accordingly, the profitability to Six50 Capital of its relationship with the Company was not a material factor in the Board's deliberations at this time. The Board also did not consider the potential economies of scale in Six50 Capital's management of the Company to be a material factor in its consideration due to the Company's status as a closed-end fund, although it was noted that Six50 Capital agreed to waive or reimburse the ongoing expenses of the Company to the extent that such expenses exceed 0.65% of average daily net assets.

         In connection with these considerations, the Board of Directors determined that an advisory arrangement between Six50 Capital and the Company was in the best interests of the Company and its shareholders. Based on these considerations and the overall experience and quality of the personnel, operations, financial condition, investment advisory capabilities, and methodologies, the Board (including a majority of Disinterested Directors) determined approval of the New Advisory Agreement was in the best interest of the Company.

IV.      The Adviser

         Six50 Capital, 650 Madison Avenue, 19th Floor, New York, New York 10022, is owned by Ranieri Partners LLC, a private company, and its affiliates. The principal office of Ranieri Partners LLC is located at 650 Madison Avenue, 20th Floor, New York, New York 10022. Six50 Capital provides investment management and advisory services to private accounts of institutional and individual clients and to closed-end mutual funds. As of May 31, 2010, Six50 Capital had approximately $400 million in assets under management.

         Six50 Capital will also serve as administrative agent for the Company, and has entered into a sub-administration agreement with State Street Bank and Trust Company (the "Sub-Administrator"). Six50 Capital and the Sub-Administrator perform administrative services necessary for the operation of the Company, including maintaining certain books and records of the Company and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Company with administrative office facilities. For these services, the Company pays to Six50 Capital a monthly fee at an annual rate of 0.15% of the Company's average weekly net assets. Six50 Capital is responsible for any fees due the Sub-Administrator, except for Form N-Q filing fees.

         The following individuals served as portfolio managers of the Company under the Interim Advisory Agreement and will continue to do so under the New Advisory Agreement:

o Ms. Julie Madnick is Managing Director of Six50 Capital. She previously served in a similar position as managing director at Brookfield. Ms. Madnick joined Six50 Capital in 2009.


The following persons serve as the directors and principal executive officers of Six50 Capital at the address for Six50 Capital listed above, and also serve as officers of the Company:



                             Positions Held With
                             Six50 Capital and Term
                             of Office and Length of            Principal Occupations During
Name and Age                 Time Served                            the Last Five Years

Clifford Lai                 President                          President and Director of 650 High Income Fund, Inc.
                                                                (May 2010 - Present); Managing Partner of Brookfield
Age: 56                      (effective September 2009)         Asset Management Inc. (2006-2009); Chairman
                                                                (2005-2009), Chief Executive Officer (1998-2007),
                                                                President (1998-2006) and Chief Investment Officer
                                                                (1993-2002) of Hyperion Brookfield Asset Management,
                                                                Inc. (now known as Brookfield Investment Management
                                                                Inc.); President and Chief Executive Officer
                                                                (2005-2008) and Director (2005-2009) of Crystal River
                                                                Capital, Inc.; President and Director of several
                                                                investment companies advised by Brookfield Investment
                                                                Management Inc. (1995-2009); and Co-Chairman
                                                                (2003-2006) and Board of Managers (1995-2006) of
                                                                Hyperion GMAC Capital Advisors, LLC.

Josielyne Pacifico           Chief Compliance Officer           CCO and Secretary of 650 High Income Fund, Inc. (May
                                                                2010 - Present); Director, CCO, Assistant General
Age: 37                      (effective October 2009)           Counsel (2006-2009) and Compliance Officer
                                                                (2005-2006) of BIM; Secretary (2008- 2009) and CCO
                                                                (2006- 2009) of several investment companies advised
                                                                by BIM; Compliance Manager of Marsh & McLennan
                                                                Companies (2004-2005); Staff Attorney at the United
                                                                States Securities and Exchange Commission (2001-2004).


         Six50 Capital does not act as investment adviser to any other registered investment companies that have similar investment objectives to that of the Company.


            RECORD DATE AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

         This Information Statement was first provided to the Company's stockholders on or about July __, 2010. Only stockholders of record at the close of business on June 21, 2010 (the "Record Date"), are entitled to notice of the action taken, as described herein. As of the Record Date, the Company had outstanding 48,227,440 shares of Common Stock, $0.001 par value, each of which was entitled to one vote.

         The Company's stockholders representing a majority of the voting power of the Company's outstanding shares of Common Stock have cumulative voting rights as described below.

        The following table represents the voting securities and principal holders thereof:



--------------------------------------------------------------------------------------------------------------
 Title of Class       Name and Address of Beneficial           Amount and Nature of         Percent of class
                                  Owner                        Beneficial Ownership
--------------------------------------------------------------------------------------------------------------
Common             GMAM Group Pension Trust III*               GMAM currently holds              79.8%
Stock                                                          38,488,036.51 shares
                   State Street Financial Center, One          (shared voting power)
                   Lincoln Street/SFC-8, Boston,
                   Massachusetts 02111-2900

--------------------------------------------------------------------------------------------------------------
Common             GMAM Group Pension Trust I*                 9,524,318.457 shares              19.7%
Stock                                                         (shared voting power)
                   State Street Financial Center, One
                   Lincoln Street/SFC-8, Boston,
                   Massachusetts 02111-2900

--------------------------------------------------------------------------------------------------------------
*    As of June 21, 2010, each of the GMAM III Trust, by virtue of its ownership of 38,488,036.51 shares, representing 79.8% of the 48,227,440 shares then issued and outstanding, and Promark Investment Advisors,
     Inc. ("Promark"), by virtue of its shared voting and dispositive power over such shares, may be deemed to own beneficially (as that term is defined in Rule 13d-3 promulgated under the Exchange Act) all shares the GMAM III Trust has and may acquire. As of June 21, 2010, each of the GMAM I Trust, by virtue of its ownership of 9,524,318.457 shares, representing 19.7% of the 48,227,440 then issued and outstanding, and
     Promark, by virtue of its shared voting and dispositive power over such shares, may be deemed to own beneficially (as that term is defined in Rule 13d-3 under the Exchange Act) all shares the GMAM I Trust has and may acquire.

         As of June 21, 2010, the officers and Directors of the Company as a group beneficially owned less than 1% of the shares of the Company.


                                     ANNEX A




                            UNANIMOUS WRITTEN CONSENT
                                       OF
                            THE MAJORITY STOCKHOLDERS
                                       OF
                           650 HIGH INCOME FUND, INC.

                    ----------------------------------------


                                  June 21, 2010


The undersigned, being the holders of a majority of the outstanding shares of common stock of 650 High Income Fund, Inc. (formerly Hyperion Brookfield Income Fund, Inc.), a Maryland corporation (the "Corporation"), in lieu of holding a special meeting of the stockholders of the Corporation, hereby waive all notice of time, place or purpose of a meeting and hereby take and consent to the following actions and adopt the following resolutions by written consent pursuant to Section 2-505 of the General Corporation Law of the State of Maryland.

1. The majority stockholders hereby appoint Six50 Capital Management LLC to serve as investment adviser to the Corporation pursuant to an Investment Advisory Agreement between the Corporation and Six50 Capital Management LLC, to be effective as of 12:01 a.m. Eastern Daylight Time on August 1, 2010, with an initial duration of two years, and which may be continued annually thereafter upon specific approval by the vote of a majority of the Board of Directors of the Corporation cast in person at a meeting called for the purpose of voting on such approval.

2. The majority stockholders hereby authorize and direct each of the officers of the Corporation, subject to the direction of the President of the Corporation, in the name and on behalf of the Corporation or otherwise and under the seal of the Corporation or otherwise, to execute and deliver all such agreements, certificates, documents, instruments and notices and to take all other actions and to do all other things as each such officer in his or her sole discretion may deem necessary or appropriate in order to carry out and effect the intent of the foregoing resolutions and actions, and hereby ratify and confirm any and all such actions.

3. The foregoing shall be deemed resolutions to the extent necessary or appropriate.

Executed on behalf of the undersigned, being the majority stockholders of the Corporation, on the date set forth beside its name.


June 21, 2010                         GMAM Group Pension Trust I

                                      STATE STREET BANK AND TRUST
                                      COMPANY, as trustee (as
                                      directed by Promark
                                      Investment Advisors, Inc.)

                                      By: /s/ Jason R. Butler

                                      Name: Jason R. Butler

                                      Title:    Vice President



                                      GMAM Group Pension Trust III

                                      STATE STREET BANK AND TRUST
                                      COMPANY, as trustee (as
                                      directed by Promark
                                      Investment Advisors, Inc.)

                                      By: /s/ Jason R. Butler

                                      Name: Jason R. Butler

                                      Title:    Vice President

                                     ANNEX B

                      Form of Investment Advisory Agreement



                            650 HIGH INCOME FUND INC.
                          INVESTMENT ADVISORY AGREEMENT

     AGREEMENT dated as of August___, 2010 between 650 High Income Fund Inc. Inc. (the "Fund"), a Maryland corporation, and 650 Capital Management LLC (the "Adviser"), a Delaware limited liability corporation.

     WHEREAS, the Fund is engaged in business as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (collectively, with the rules and regulations promulgated thereunder, the "1940 Act");

     WHEREAS,  the  Adviser  is  a  registered   investment  adviser  under  the
Investment Adviser's Act of 1940, with the rules and regulations promulgated thereunder;

     NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

     1.   In General

     The Adviser agrees, all as more fully set forth herein, to act as investment adviser to the Fund with respect to the investment and the reinvestment of the Fund's assets.

     2. Duties and Obligations of the Adviser with Respect to investments of assets of the Fund:

     (a) Subject to the succeeding provisions of this paragraph and subject to the direction and general control of the Fund's Board of Directors, the Adviser shall act as investment adviser for and supervise and manage the investment and reinvestment of the portfolio's assets and in connection therewith have complete discretion in purchasing and selling securities and other assets for the Fund and in voting and exercising all other rights appertaining to such securities and other assets on behalf of the Fund. To carry out such decisions, the Adviser is hereby authorized, as agent for the Fund and attorney-in-fact for the Fund's account and at the Fund's risk and in the Fund's name, to place such orders for the investment and reinvestment of the Fund's assets.

     (b) In the performance of its duties under this Agreement, the Adviser shall at all times conform to, and act in accordance with, any requirements imposed by (i) the provisions of the 1940 Act, and of any rules or regulations in force thereunder; (ii) any other applicable provision of law; (iii) the provisions of the Articles of Incorporation and By-Laws of the Fund, as such documents are amended from time to time; (iv) the Fund's Registration Statement filed with the 1940 Act and the Securities Act of 1933, including the Prospectus and Statement of Additional Information forming a part thereof (the "Registration Statement"); and (v) any policies and determinations established by the Board of Directors of the Fund.

     (c) The Adviser shall report to the Fund's Board of Directors at each meeting thereof all changes in the Fund's portfolio and will also keep the Fund in touch with important developments affecting the portfolio and, on the Adviser's initiative, will furnish the Fund from time to time with such information as the Adviser may believe appropriate for this purpose, whether concerning the individual entities whose securities are included in the portfolio, the activities in which such entities engage, Federal income tax policies applicable to the Fund's investments, or the conditions prevailing in the financial markets or the economy generally. The Adviser shall also furnish the Fund with such statistical and analytical information with respect to the portfolio securities as it may believe appropriate or as the Fund may reasonably request.

     (d) The Adviser may from time to time employ, subcontract with or otherwise associate itself with entirely at its expense, such persons as it believes to be particularly fitted to assist it in the execution of its duties hereunder.

     (e) The Adviser will bear all costs and expenses of its partners and employees and any overhead incurred in connection with its duties hereunder and shall bear the costs of any salaries or directors' fees of any officers or directors of the Fund who are affiliated persons (as defined in the Act) of the Adviser.

     (f) The Adviser shall give the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Adviser shall not be liable for any act or omission or for any loss sustained by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

     (g) Nothing in this Agreement shall prevent the Adviser or any director, officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Adviser or any of its partners, officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Adviser will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

     3.   Fund Transactions and Brokerage

     The Adviser is authorized, for the purchase and sale of the Fund's portfolio securities, to employ such securities dealers as may, in the judgment of the Adviser, implement the investment objectives and policies of the Fund to obtain the best net results taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. Consistent with these investment objectives and policies, the Adviser is authorized to direct the execution of the Fund's portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Adviser to be useful or valuable to the performance of its investment advisory functions for the Fund.

     It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of the Fund to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934.

     4.   Compensation of the Adviser

     (a) The Fund agrees to pay to the Adviser for all services rendered a fee computed and payable monthly in an amount equal to 0.50% of the Fund's average weekly net assets on an annualized basis, for the then-current fiscal year. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be. The Adviser may use any portion of this fee for distribution of Fund shares or for making servicing payments to organizations whose customers or clients are Fund shareholders. The Adviser may waive its right to any fee to which it is entitled hereunder, provided such waiver is delivered to the Fund in writing. Any reimbursement of expenses to which the Fund may become entitled to pursuant to paragraph 2(e) hereof, will be paid to the Fund at the same time as the Fund pays the Adviser hereunder.

     (b) For purposes of this Agreement, the average daily net assets of the Fund shall mean the average daily value of the total assets of the Fund, minus the accrued liabilities (including accrued expenses) of the Fund. The average daily net assets of the Fund shall be calculated as set forth in the current prospectus or pursuant to the procedures adopted by resolutions of the Fund's Board of Directors for calculating the net asset value of the Fund's shares or delegating such calculations to third parties.

     5.   Duration and Termination

     (a) This Agreement will become effective on the date hereof and shall continue in effect until May 31, 2012, and thereafter for successive twelve-month periods, provided that such continuation is specifically approved at least annually by (i) the Board of Directors and by a majority of those directors who are neither party to this Agreement nor, other than by their service as directors of the Fund, interested persons(as defined in the 1940 Act and the rules thereunder) of any such person who is party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of more than 75% of the outstanding shares of the Fund's Common Stock. Upon the effectiveness of this Agreement, it shall supersede all previous agreements between the Adviser and the Fund covering the subject matter thereof. This Agreement may be terminated at any time, without the payment of any penalty, (i) by vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act and the rules thereunder, or (ii) by a vote of a majority of the entire Board of Directors, on sixty days' written notice to the Adviser, or (iii) by the Adviser on sixty days' written notice to the Fund.

     (b) This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by either party and this Agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge by either party. The terms "transfer", "assignment" and "sale" as used in this paragraph shall have the meanings ascribed thereto by governing law and in applicable rules or regulations of the Securities and Exchange Commission.

     6.   Amendment

     This Agreement may not be amended without the approval of the holders of more than 75% of the Fund's outstanding Common Stock.

     7.   Notices

     Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

     8.   Governing Law

     This Agreement shall be construed in accordance with the laws of the State of New York and in accordance with the applicable provisions of the 1940 Act.

     IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their respective seals to be hereunto affixed, all as of the day and the year first above written.

                                       650 HIGH INCOME FUND, INC.

                                       By: __________________________________
                                       Name: Joseph McSherry
                                        Title: Treasurer

                                       Six50 CAPITAL MANAGEMENT LLC

                                       By: ___________________________________
                                       Name: Clifford E. Lai
                                       Title: President